                                                                 Exhibit 10.13


                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of January 13, 1998, between KeraVision, Inc. (the "COMPANY") and Thomas M. Loarie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on January 13, 1996, under which the Purchaser promised to pay to the Company $1,324.11*, plus interest, on or before January 13, 1998, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $87.16, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $1,426.85.

     (2) The due date of all principal and interest under the Note is hereby extended to January 13, 2000.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 5.43% per annum, compounded semi-annually, to 5.62% per annum, compounded semi-annually.

KERAVISION, INC.                 THOMAS M. LOARIE


/s/ Mark Fischer-Colbrie         /s/Thomas M. Loarie
-------------------------        ------------------------------
Signature                        Signature


By:   Mark Fischer-Colbrie
   --------------------------
      Print Name

Title:   V.P. Finance & Administration
         -----------------------------



------------
* The original amount of the Note was $17,947.99, however, on October 24, 1996, the Company forgave $17,389.27 of the principal owing on the Note thus reducing the total amount due (including accrued interest) to $1,324.11 as of that date.

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of January 22, 1998, between KeraVision, Inc. (the "COMPANY") and Thomas M. Loarie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on January 22, 1996, under which the Purchaser promised to pay to the Company $540.17++, plus interest, on or before January 13, 1998, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $34.82, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $582.08.

     (2) The due date of all principal and interest under the Note is hereby extended to January 22, 2000.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 5.43% per annum, compounded semi-annually, to 5.62% per annum, compounded semi-annually.

KERAVISION, INC.                  THOMAS M. LOARIE


/s/ Mark Fischer-Colbrie          /s/ Thomas M. Loarie
--------------------------        -----------------------------
Signature                         Signature


By:   Mark Fischer-Colbrie
   --------------------------
      Print Name

Title:   V.P. Finance & Administration
         -----------------------------



------------
++ The original amount of the Note was $13,094.94, however, on October 24, 1996, the Company forgave the entire amount of $13,094.94 of the principal owing on the Note thus reducing the total amount due (consisting of only accrued interest) to $540.17 as of that date.

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of August 1, 1997, between KeraVision, Inc. (the "COMPANY") and Thomas M. Loarie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on September 26, 1995, under which the Purchaser promised to pay to the Company $176,601.18, plus interest, on or before September 26, 1997, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $19,702.41, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $196,303.59.

     (2) The due date of all principal and interest under the Note is hereby extended to August 1, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 5.83% per annum, compounded semi-annually, to 5.79% per annum, compounded semi-annually.



KERAVISION, INC.                  THOMAS M. LOARIE


/s/ Mark Fischer-Colbrie          /s/ Thomas M. Loarie
--------------------------        -------------------------
Signature                         Signature


By: Mark Fischer-Colbrie
    --------------------
     Print Name

Title:   V.P. Finance & Administration
         -----------------------------

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of August 1, 1997, between KeraVision, Inc. (the "COMPANY") and Thomas M. Loarie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on November 7, 1993, under which the Purchaser promised to pay to the Company $112,500.00, plus interest, on or before October 21, 1997, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $21,974.28, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $134,474.28.

     (2) The due date of all principal and interest under the Note is hereby extended to August 1, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.86% per annum, compounded semi-annually, to 5.79% per annum, compounded semi-annually.



KERAVISION, INC.                  THOMAS M. LOARIE


/s/ Mark Fischer-Colbrie          /s/ Thomas M. Loarie
--------------------------        ------------------------
Signature                         Signature


By: Mark Fischer Colbrie
    --------------------
     Print Name

Title:   V.P. Finance & Administration
         -----------------------------

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of February 16, 1997, between KeraVision, Inc. (the "COMPANY") and Thomas Merritt Loarie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on April 12, 1993, under which the Purchaser promised to pay to the Company $79,112.25, plus interest, on or before February 16, 1997, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $12,835.85, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $91,948.10.

     (2) The due date of all principal and interest under the Note is extended to February 16, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 5.38% per annum, compounded semi-annually, to 5.73% per annum, compounded semi-annually.



KERAVISION, INC.                   THOMAS MERRITT LOARIE


/s/ Mark Fischer-Colbrie           /s/  Thomas M. Loarie
---------------------------        ---------------------------
Signature                          Signature


By: /s/  Mark Fischer-Colbrie
    -------------------------
     Print Name

Title:  V.P. Finance & Administration
       ------------------------------